UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 22, 2020
MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

Delaware	(MGM Growth Properties LLC)	001-37733	47-5513237
Delaware	(MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Jim Murren, Chairman of the Board of Directors (the “Board”) of MGM Growth Properties LLC (the “Company”) resigned as a member of the Board on March 21, 2020, effective as of March 22, 2020, in connection with his resignation as Chairman and Chief Executive Officer of MGM Resorts International (“MGM Resorts”), the Company’s controlling shareholder. Additionally, in connection with his appointment as acting Chief Executive Officer and President of MGM Resorts, on March 24, 2020, William J. Hornbuckle resigned as a member of the Board, effective as of March 24, 2020, to focus on his new responsibilities at MGM Resorts.

(d) On March 24, 2020, the Board appointed Paul Salem and Corey Sanders as members of the Board to fill the vacancies created by the departures of Mr. Murren and Mr. Hornbuckle, respectively. Additionally, Mr. Salem was appointed Chairman of the Board. Mr. Salem serves as Chairman of the Board of MGM Resorts, the Company’s controlling shareholder, and Mr. Sanders serves as the Chief Financial Officer and Treasurer of MGM Resorts. MGM Resorts is party to several transactions with the Company, as described on pages 16-19 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on March 20, 2019 and incorporated herein by reference. Mr. Salem will be entitled to receive the same aggregate cash and equity compensation as the lead independent director as described under “Director Compensation” in the Company’s Proxy Statement. Mr. Salem also received a pro-rated grant of restricted stock units with a target value of $33,750. The restricted stock units vest on the earlier of the first anniversary of the grant date and the date of the Company’s next annual meeting. The grant was made pursuant to the Form of Restricted Stock Unit Agreement for non-employee directors previously filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K filed with the Commission on February 27, 2020 and incorporated herein by reference. Mr. Sanders will not receive any compensation in connection with his service on the Board.

ITEM 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2020, the Board approved an amendment to Section 12 of the Amended and Restated Limited Liability Company Agreement of the Company, dated as of April 18, 2016, to expressly permit the Company to hold shareholder meetings solely by means of remote communication as the Board may determine in its discretion.

A copy of the Company’s Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement reflecting these amendments is attached as Exhibit 3.1 and is incorporated by reference in Item 5.03 of this Current Report on Form 8-K.

ITEM 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.1 aaa Amendment No. 1 to Amended and Restates Limited Liability Company Agreement of MGM Growth Properties LLC.
104 aaaaCover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

Date: March 25, 2020	By:	/s/ ANDREW HAGOPIAN III
Andrew Hagopian III
Secretary

MGM Growth Properties Operating Partnership LP
	By:	MGM Growth Properties OP GP LLC, its general partner

Date: March 25, 2020	By:	/s/ ANDREW HAGOPIAN III
Andrew Hagopian III
Secretary